B. Riley Diversified Equity Fund

Investor Class Shares (BRDRX)

Institutional Class Shares (BRDZX)

Class A Shares (BRDAX)

Class C Shares (BRDCX)

Supplement dated June 12, 2019
to the Prospectus and Statement of Additional Information (“SAI”),

each dated April 30, 2019

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for B. Riley Diversified Equity Fund (the “Fund”), which became effective on June 7, 2019. B. Riley Asset Management (the “Adviser”), recommended that the Board approve the Plan due to underperformance of the Fund resulting in diminished assets. As a result, the Board has concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund is expected to liquidate on or about June 28, 2019 (the “Liquidation Date”).

Effective immediately, the Fund is closed to new and subsequent investments. Until the Liquidation Date, Shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in full liquidation of the Fund based on the instruction listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-800-673-0550.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-673-0550.